January 28, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR
John Hancock Patriot Preferred Dividend Fund (the "Registrant")
      File No.  811-7590

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending November 30, 2003.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred P. Ouellette
Senior Attorney and Assistant Secretary




ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock
Patriot
Preferred
Dividend Fund

SEMI
ANNUAL
REPORT

11.30.03

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 9

For your information
page 21

Dear Fellow Shareholders,

The stock market has made a strong recovery in 2003. Historically low interest rates, improving corporate earnings and government stimulus in the form of tax cuts gave investors hope that the economy would begin to strengthen, which it did. The market's move up began in April and the breadth of the rally was enormous. As a result, the major indexes were able to wipe out their first-quarter losses and post solid gains year-to-date through November 30. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 47.46% through November, while the Dow Jones Industrial Average was up 19.80% and the Standard & Poor's 500 Index returned 22.26%. With falling interest rates, bonds also did well, although they began to reverse course in July. High yield bonds led the pack, returning 26.11% through November, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of November 30, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
to provide high
current income,
consistent with
preservation of
capital, by invest-
ing at least 80%
of its assets in
dividend-paying
securities.

Over the last six months

* A dividend tax cut helped buoy demand for preferred and utility common stocks.

* The Fund benefited from advantageous security selection among preferreds.

* A significant stake in utility common stocks also aided performance.

[Bar chart with heading "John Hancock Patriot Preferred Dividend Fund." Under the heading is a note that reads "Fund performance for the six months ended November 30, 2003." The chart is scaled in increments of 4% with 0% at the bottom and 8% at the top. The first bar represents the 6.75% total return for John Hancock Patriot Preferred dividend Fund. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

 5.1%   Lehman Brothers Holdings, Inc.
 5.1%   Citigroup, Inc.
 5.0%   Bear Stearns Cos., Inc.
 4.6%   HSBC USA, Inc.
 4.1%   Alabama Power Co.
 4.0%   Anadarko Petroleum Corp.
 3.9%   SLM Corp.
 3.7%   FleetBoston Financial Corp.
 3.6%   J.P. Morgan Chase & Co.
 3.5%   AMERCO

As a percentage of net assets plus the value of preferred shares on November 30, 2003.

MANAGERS'
REPORT

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Preferred
Dividend Fund

Preferred stocks -- which are the primary emphasis of John Hancock Patriot Preferred Dividend Fund -- posted solid returns during the six-month period ended November 30, 2003, fueled in large part by favorable supply and demand conditions. An increasing number of companies that had issued preferred stocks in years when interest rates were higher redeemed these older preferred stocks to take advantage of the lower interest rates that prevailed during much of the current period. Those redemptions resulted in a reduced net supply of preferred stocks. At the same time, demand burgeoned as individual and institutional investors increasingly sought out higher-yielding alternatives to most fixed-income securities and common stocks. Demand got an added boost from the passage of President Bush's dividend tax-cut package, which greatly reduced the taxes individuals pay on most stock dividends. A dramatic rise in interest rates and bond yields in the summer months briefly tempered an otherwise favorable backdrop for fixed-income investments, including preferreds. But they quickly regained their footing in the final months of the period when inflation concerns cooled, the Fed rushed to reassure investors that it wasn't poised to raise interest rates any time soon, and favorable supply and demand conditions trumped macroeconomic concerns.

"Preferred stocks...posted
 solid returns during the
 six-month period ended
 November 30, 2003..."

Utility common stocks -- the Fund's other primary area of focus -- also staged a significant rally during the period. Part of investors' renewed optimism was in reaction to efforts by utilities to reduce debt, improve their financing and shed money-losing unregulated subsidiaries. Like preferreds, utility common stocks also benefited from strong demand in response to dividend tax relief. Utilities traditionally have offered consis-tently high dividends over the years, and those with dividends subject to tax relief benefited most.

[Photos of Greg Phelps and Mark Maloney flush right next to first paragraph.]


PERFORMANCE

For the six months ended November 30, 2003, John Hancock Patriot Preferred Dividend Fund returned 6.79% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 5.23%, according to Lipper, Inc. In the same six-month period, the Dow Jones Utility Average -- which tracks the performance of 15 electric and natural gas utilities -- returned 3.96%, and the broader stock market, as measured by the Standard & Poor's 500 Index, returned 10.80%. We believe our outperformance resulted from advantageous security selection, particularly in the preferred-stock group, and from our significant holdings in utility stocks, which gave the Fund an added boost when that group rebounded.

LEADERS AND LAGGARDS

Within the preferred-stock category, some of our best-performing holdings were those issued by financial services companies. J.P. Morgan Chase, for example, benefited from growth in its private banking business, as well as in its market share in underwriting stock and bond offerings. Merrill Lynch also performed well, thanks to its strong credit rating compared with its brokerage services group peers, and enhanced earnings consistency resulting from what the company termed "a diversity of revenues from multiple asset classes, client segments and geographic regions." Bear Stearns benefited from increased revenues and cost controls, which resulted in substantial improvement in the company's profitability.

"We believe our out
 performance resulted
 from advantageous
 security selection,
 particularly in the
 preferred-stock group..."

OIL & GAS SHINES

Preferred stocks issued by oil and natural gas companies also posted strong returns during the period. In the post-September 11 era, energy prices stayed high in part because of a so-called "risk premium" for potential attacks both here and abroad. Those high energy prices, in turn, helped boost the fortunes of holdings such as Anadarko Petroleum, Apache, Devon Energy and Nexen.

[Table at top left-hand side of page entitled "Top five industry groups1." The first listing is Utilities 38%, the second is Finance 13%, the third Broker services 12%, the fourth Oil & gas 12%, and the fifth Banks-United States 8%.]

High energy prices also helped some of our utility common stocks, particularly Dominion Resources, which has significant oil and gas operations. It also enjoyed strong results from its regulated electric operation. The common stock of electric utility Alliant Energy also performed well, boosted in large part by investors' enthusiasm over the company's back-to-basics approach.

One disappointment during the period was Kansas City-based Aquila, a multinational energy provider that has been trying to regain financial stability after retreating from the wholesale energy-trading markets that caused so many utilities pain in 2002. Despite these problems, we continued to hold onto our stake in Aquila because we believe the company is making significant and positive steps toward reducing its debt, strengthening its balance sheet and putting its energy-trading problems behind it.

[Pie chart in middle of page with heading "Portfolio diversification1." The chart is divided into three sections (from top to left): Preferred stocks 85%, Common stocks 14%, and Short-term investments & other 1%.]

OUTLOOK

In our view, the first half of 2004 likely will continue to favor preferred and utility stocks. First, we believe that both sectors will keep on benefiting from the favorable supply and demand conditions that boosted their prospects over the past six months. We also believe interest rates will continue to remain low, and that could help preferreds because they pay dividends at a fixed rate like the interest on a bond. As such, they tend to perform best when rates decline or stabilize at relatively low levels, just as bonds do. Although the economy has heated up, we don't think the Federal Reserve Board will raise interest rates until the current recovery deepens and sustains itself for a longer period of time. Granted, longer-term bond yields could rise as investors worry about the prospects of future inflation, but the expected lack of an interest-rate hike would keep short-term interest rates low, thereby making preferred stocks an attractive alternative to shorter-term, lower-yielding money market and Treasury bond investments. Furthermore, we believe it's likely that investors' appetite for preferred stocks, and for that matter, utility common stocks -- both of which benefit from tax cuts -- could remain strong. In addition to strong demand, utility common stocks appear to have other factors working in their favor. Chief among them are the potential for more stable credit ratings and continued attractive -- albeit higher than at the beginning of 2003 -- valuations relative to the stock market overall. Recent acquisitions of utility companies by deep-pocketed private equity investors may signal that more acquisition activity is in the offing in 2004, a trend that could also help boost utilities.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is J.P. Morgan Chase followed by an up arrow with the phrase "Uptick in several lines of business." The second listing is Dominion Resources followed by an up arrow with the phrase "High energy prices help boost profits." The third listing is Aquila followed by a down arrow with the phrase "Lingering problems with energy trading causes concern."]

"In our view, the first half
 of 2004 likely will continue
 to favor preferred and
 utility stocks."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on November 30, 2003.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
November 30, 2003
(unaudited)

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. Stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


                                                                             CREDIT
ISSUER, DESCRIPTION                                                          RATING*           SHARES           VALUE
PREFERRED STOCKS 130.40%                                                                                 $127,627,131
(Cost $126,972,549)

Agricultural Operations 4.49%                                                                               4,395,000
Ocean Spray Cranberries, Inc., 6.25%, Ser A (R)                                  BBB           60,000       4,395,000

Banks -- Foreign 2.25%                                                                                      2,196,000
Royal Bank of Scotland Group Plc, 5.75%,
Ser B (United Kingdom)                                                           A             90,000       2,196,000

Banks -- United States 12.77%                                                                              12,501,050
FleetBoston Financial Corp., 6.75%, Depositary Shares,
Ser VI                                                                           BBB+         102,100       5,615,500
HSBC USA, Inc., $2.8575                                                          A1           133,700       6,885,550

Broker Services 18.86%                                                                                     18,461,454
Bear Stearns Companies, Inc., 6.15%, Depositary Shares,
Ser E                                                                            BBB          100,600       5,402,220
Bear Stearns Companies, Inc., 5.72%, Depositary Shares,
Ser F                                                                            A3            40,000       2,038,000
Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares,
Ser C                                                                            BBB+         102,500       5,227,500
Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares,
Ser D                                                                            A3            48,000       2,460,000
Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A                       A-           120,700       3,333,734

Chemicals 3.27%                                                                                             3,203,550
Du Pont (E.I.) de Nemours & Co., $4.50, Ser B                                    A             33,900       3,203,550

Diversified Operations 2.35%                                                                                2,303,080
Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                              BBB+          86,000       2,303,080

Finance 19.29%                                                                                             18,880,624
Citigroup, Inc., 6.213%, Depositary Shares, Ser G                                Aa3           52,000       2,817,880
Citigroup, Inc., 6.231%, Depositary Shares, Ser H                                Aa3           88,700       4,800,444
J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H                        A1           100,000       5,475,000
SLM Corp., 6.97%, Ser A                                                          BBB+         101,000       5,787,300

Leasing Companies 5.41%                                                                                     5,291,000
AMERCO, 8.50%, Ser A                                                             D            220,000       5,291,000


See notes to
financial statements.

6


FINANCIAL STATEMENTS

                                                                             CREDIT
ISSUER, DESCRIPTION                                                          RATING*           SHARES           VALUE
Media 5.30%                                                                                                $5,186,700
Shaw Communications, Inc., 8.45%, Ser A (Canada)                                 B+           203,400       5,186,700

Oil & Gas 18.83%                                                                                           18,431,961
Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B                        BBB-          60,989       6,037,911
Apache Corp., 5.68%, Depositary Shares, Ser B                                    BBB           52,200       5,233,050
Devon Energy Corp., 6.49%, Ser A                                                 B             50,000       5,125,000
Nexen, Inc., 7.35% (Canada)                                                      BBB-          80,000       2,036,000

Utilities 37.58%                                                                                           36,776,712
Alabama Power Co., 5.20%                                                         BBB+         251,400       6,197,010
Baltimore Gas & Electric Co., 6.99%, Ser 1995                                    Baa1          20,000       2,165,000
Boston Edison Co., 4.78%                                                         A3            15,790       1,369,783
Coastal Finance I, 8.375%                                                        CCC+         199,800       4,265,730
El Paso Tennessee Pipeline Co., 8.25%, Ser A                                     CCC+         136,600       5,190,800
Energy East Capital Trust I, 8.25%                                               BBB-         168,000       4,519,200
Northern Indiana Public Service Co., 7.44%                                       BB+           15,150       1,558,556
PSEG Funding Trust II, 8.75%                                                     BB+           30,000         837,600
PSI Energy, Inc., 6.875%                                                         BBB-          14,350       1,465,135
Public Service Electric & Gas Co., 6.92%                                         BB+           19,000       1,952,250
Rochester Gas & Electric Corp., 4.95%, Ser K                                     Ba1           15,034       1,211,647
Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                                 CCC+         110,000       2,420,000
Southern Union Co., 7.55%, Ser A                                                 BB+           55,000       1,432,750
Southwest Gas Capital Trust II, 7.70%                                            BB            60,000       1,596,000
Wisconsin Public Service Corp., 6.76%                                            A              5,703         595,251


SHARES   ISSUER, DESCRIPTION                                                                                    VALUE

COMMON STOCKS 21.05%                                                                                      $20,604,660
(Cost $22,728,051)

Utilities 21.05%
60,000   Alliant Energy Corp.                                                                               1,467,000
88,000   Aquila, Inc.**                                                                                       315,040
5,900    CH Energy Group, Inc.                                                                                259,010
27,500   Dominion Resources, Inc.                                                                           1,657,425
30,000   DTE Energy Co.                                                                                     1,131,300
81,000   KeySpan Corp.                                                                                      2,853,630
34,000   NiSource, Inc.                                                                                       705,500
113,000  Northeast Utilities                                                                                2,254,350
50,000   NSTAR                                                                                              2,382,500
28,000   Peoples Energy Corp.                                                                               1,125,600
37,500   Progress Energy, Inc., Contingent Value Obligation (I)**                                               3,750
73,500   Puget Energy, Inc.                                                                                 1,708,875
234,000  Sierra Pacific Resources**                                                                         1,621,620
62,000   TECO Energy, Inc.                                                                                    804,760
30,000   WPS Resources Corp.                                                                                1,329,000
59,000   Xcel Energy, Inc.                                                                                    985,300


See notes to
financial statements.

7


FINANCIAL STATEMENTS

                                                                            INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                              RATE    (000s OMITTED)          VALUE
SHORT-TERM INVESTMENTS 2.15%                                                                               $2,108,000
(Cost $2,108,000)

Commercial Paper 2.15%
ChevronTexaco Corp., 12-01-03                                                   0.80%          $2,108       2,108,000

TOTAL INVESTMENTS 153.60%                                                                                $150,339,791

OTHER ASSETS AND LIABILITIES, NET (53.60%)                                                               ($52,466,008)

TOTAL NET ASSETS 100.00%                                                                                  $97,873,783


  * Credit ratings are unaudited and are rated by Moody's Investors Service, unless indicated otherwise.

* * Non-income-producing security.

(I) This security is valued in good faith under procedures established by the Board of Trustees.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,395,000 or 4.49% of net assets as of November 30, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES


November 30, 2003
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $151,808,600)                         $150,339,791
Cash                                                                      523
Dividends receivable                                                  298,442
Other assets                                                           28,550

Total assets                                                      150,667,306

LIABILITIES
Payable to affiliates
Management fee                                                         98,020
Other                                                                  18,379
Other payables and accrued expenses                                   107,823

Total liabilities                                                     224,222
Auction Rate Preferred Shares (ARPS), at value,
unlimited number of shares of beneficial
interest authorized with no par value,
525 shares issued, liquidation preference of
$100,000 per share                                                 52,569,301

NET ASSETS
Common shares capital paid-in                                      99,027,349
Accumulated net realized loss on investments                       (2,850,496)
Net unrealized depreciation of investments                         (1,468,809)
Accumulated net investment income                                   3,165,739

Net assets applicable to common shares                            $97,873,783

NET ASSET VALUE PER COMMON SHARE
Based on 7,257,200 shares of beneficial interest
outstanding -- unlimited number of shares
authorized with no par value                                           $13.49


See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
November 30, 2003
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $4,382,865
Interest                                                               21,893

Total investment income                                             4,404,758

EXPENSES
Investment management fee                                             591,355
Administration fee                                                    110,879
ARPS auction fee                                                       69,964
Auditing fee                                                           29,878
Printing                                                               19,882
Registration and filing fee                                            19,673
Transfer agent fee                                                     18,804
Custodian fee                                                          16,253
Trustees' fee                                                           4,688
Legal fee                                                               1,114

Total expenses                                                        882,490

Net investment income                                               3,522,268

REALIZED AND UNREALIZED GAIN

Net realized gain on investments                                      171,976
Change in net unrealized appreciation
(depreciation) of investments                                       2,843,614

Net realized and unrealized gain                                    3,015,590

Distributions to ARPS                                                (273,031)

Increase in net assets from operations                             $6,264,827

1 Semiannual period from 6-1-03 through 11-30-03.


See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses and
distributions, if
any, paid to
shareholders.
                                                          YEAR        PERIOD
                                                         ENDED         ENDED
                                                       5-31-03      11-30-03 1
INCREASE IN NET ASSETS
From operations

Net investment income                               $7,849,173    $3,522,268

Net realized gain (loss)                            (1,089,148)      171,976
Change in net unrealized
appreciation (depreciation)                          5,149,584     2,843,614
Distributions to ARPS                                 (795,256)     (273,031)

Increase in net assets resulting
from operations                                     11,114,353     6,264,827

Distributions to common shareholders
From net investment income                          (6,270,221)   (3,135,110)

NET ASSETS APPLICABLE TO COMMON SHARES
Beginning of period                                 89,899,934    94,744,066

End of period 2                                    $94,744,066   $97,873,783


1 Semiannual period from 6-1-03 through 11-30-03. Unaudited.

2 Includes accumulated net investment income of $3,051,612 and $3,165,739, respectively.


See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                      5-31-99     5-31-00     5-31-01     5-31-02     5-31-03    11-30-03 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                $14.54      $13.84      $11.76      $12.96      $12.39      $13.06
Net investment income 2                              1.23        1.25        1.24        1.18        1.08        0.49
Net realized and unrealized
gain (loss) on investments                          (0.61)      (2.16)       1.16       (0.73)       0.56        0.41
Distributions to ARPS                               (0.29)      (0.31)      (0.34)      (0.16)      (0.11)      (0.04)
Total from
investment operations                                0.33       (1.22)       2.06        0.29        1.53        0.86
Less distributions to
common shareholders
From net investment income                          (1.03)      (0.86)      (0.86)      (0.86)      (0.86)      (0.43)

Net asset value, end of period                     $13.84      $11.76      $12.96      $12.39      $13.06      $13.49
Per share market value,
end of period                                      $11.50      $10.25      $11.75      $12.47      $13.07      $13.35
Total return at market value 3 (%)                 (14.79)      (3.37)      23.81       13.76       12.50       5.604

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shares,
end of period (in millions)                          $100         $85         $94         $90         $95         $98
Ratio of expenses to average net assets 5 (%)        1.84        1.96        1.91        1.96        2.11        1.85 6
Ratio of net investment income
to average net assets 7 (%)                          8.66        9.97        9.89        9.09        9.21        7.39 6
Portfolio turnover (%)                                 30          22          10          16           9           5

SENIOR SECURITIES
Total ARPS outstanding (in millions)                  $53         $53         $53         $53         $53         $53
Involuntary liquidation preference
per unit (in thousands)                              $100        $100        $100        $100        $100        $100
Approximate market value per unit
(in thousands)                                       $100        $100        $100        $100        $100        $100
Asset coverage per unit 8                        $290,113    $260,212    $276,853    $270,318    $277,801    $285,124


1 Semiannual period from 6-1-03 through 11-30-03. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Not annualized.

5 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 1.22%, 1.24%, 1.21%, 1.26%,1.30% and 1.19%, respectively.

6 Annualized.

7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.73%, 6.31%, 6.27%, 5.84%, 5.70% and 4.77%, respectively.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing that amount by the number of ARPS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.


See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,301,910 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2010 -- $1,226,894 and May 31, 2011 -- $1,075,016.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distrib utions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average weekly net asset value and the value attributable to the preferred shares.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with the shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund's average weekly net asset value and the value attributable to the preferred shares.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share
transactions

Common shares

The Fund had no common share transactions during the period.

Auction Rate
Preferred Shares

The Fund issued 525 shares of Auction Rate Preferred Shares ("ARPS") on July 29, 1993, in a public offering. The underwriting discount of $918,750 and the offering costs of $610,007 associated with the offering of the common shares and ARPS were recorded as a reduction of the capital of common shares.

Dividends on the ARPS, which accrue daily, are cumulative at a rate that was established at the offering of the ARPS and has been reset every 49 days thereafter by an auction. Dividend rates on the ARPS ranged from 0.95% to 1.18%, during the period ended November 30, 2003. Accrued dividends on ARPS are included in the value of ARPS on the Fund's Statement of Assets and Liabilities.

The ARPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The ARPS are subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the ARPS, as defined in the Funds' by-laws. If the dividends on the ARPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the ARPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the ARPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the ARPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the ARPS and common shareholders.

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended November 30, 2003, aggregated $11,840,734 and $7,117,110, respectively.

The cost of investments owned on November 30, 2003, including short-term investments, for federal income tax purposes was $151,978,528. Gross unrealized appreciation and depreciation of investments aggregated $8,029,894 and $9,668,631, respectively, resulting in net unrealized depreciation of $1,638,737. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

INVESTMENT
OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income consistent with preservation of capital. The Fund will pursue its objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund's non-fundamental investment policy, which became effective October 15, 1994, with respect to the quality of ratings of its portfolio investments stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment-grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality. This policy supersedes the requirement that at least 80% of the Fund's total assets consist of preferred stocks and debt obligations rated "A" or higher and dividend paying common stocks whose issuers have senior debt rated "A" or higher.

The Fund's Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances the Fund will invest at least 80% of its assets in dividend-paying securities. The "Assets" are defined as net assets including the liquidation preference amount of the APS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

The Fund's Trustees approved the elimination of the dividend coverage test, effective October 1, 2001.

Effective December 16, 2003, the Trustees approved additional changes to the Fund's by-laws. The changes included updating the leveraged rating agency requirements in keeping with recent changes to the agencies' basic maintenance reporting requirements for leveraged closed-end funds. In addition, changes were made to reflect recent updates that Moody's made to some of their eligible asset and discount factors. These revisions bring the Fund's by-laws in line with current rating agency requirements.

DIVIDEND
REINVESTMENT PLAN

The Fund offers its shareholders a Dividend Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the "Plan Agent"). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone, or by visiting the Plan Agent's Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION AND
ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER
MEETING

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On March 20, 2003, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 6,868,262 shares of beneficial interest were voted at the meeting.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                WITHHELD
                                 FOR            AUTHORITY
-----------------------------------------------------------
Maureen Ford Goldfarb         6,788,023          79,814

Charles L. Ladner             6,779,102          88,735

Dr. John Moore                6,781,544          86,293

The preferred shareholders elected Ronald Dion to serve until his respective successor is duly elected and qualified, with the votes tabulated as follows: 425 FOR and 0 WITHHELD AUTHORITY.

The common and preferred shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending May 31, 2003, with the votes tabulated as follows: 6,765,367 FOR, 54,268 AGAINST and 48,627 ABSTAINING.

FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen Ford Goldfarb
Charles L. Ladner*
Dr. John A. Moore*
Patti McGill Peterson*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
USMC (Ret.)
John P. Toolan*

*Members of the Audit Committee

OFFICERS

Maureen Ford Goldfarb
Chairman, President
and Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT FOR COMMON SHAREHOLDERS

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT
FOR ARPS

Deutsche Bank Trust Company Americas
280 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange: PPF

For shareholder assistance refer to page 18



HOW TO
CONTACT US

On the Internet                        www.jhfunds.com

By regular mail                        Mellon Investor Services
                                       85 Challenger Road
                                       Overpeck Centre
                                       Ridgefield Park, NJ 07660

Customer service representatives       1-800-852-0218

Portfolio commentary                   1-800-344-7054

24-hour automated information          1-800-843-0090

TDD Line                               1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                               1-800-225-5291

On the Fund's Web site                 www.jhfunds.com/proxy

On the SEC's Web site                  www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com


P70SA 11/03
       1/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, November 30, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(d)(1) Contact person at the registrant



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Date:    January 28, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
-------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer

Date:    January 28, 2004


By:
-----------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer

Date:    January 28, 2004